EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                   $125,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                   12 3/8% SENIOR SUBORDINATED NOTES DUE 2009
                                       OF
                                STERICYCLE, INC.

         This Notice of Guaranteed Delivery, or a form substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if the certificates representing Series A Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach State Street Bank and Trust Company (the "Exchange Agent") at or prior to the Expiration Date (as defined in the Prospectus (as defined below)). Such form may be delivered by hand, transmitted by facsimile transmission, sent by overnight courier or mailed to the Exchange Agent. (See the section entitled "The Exchange Offer" in the Prospectus.) In addition, in order to utilize the guaranteed delivery procedure to tender Series A Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Series A Notes (or facsimile thereof) must also be received by the Exchange Agent prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                       State Street Bank and Trust Company

     By Hand or Overnight Delivery:                  Facsimile Transmissions:
                                                  (Eligible Institutions Only)
   State Street Bank and Trust Company               Attention: Kellie Mullen
         Two Avenue de Lafayette                          (617) 662-1452
    5th Floor, Corporate Trust Window
          Boston, MA 02111-1724                   To Confirm by Telephone or for
        Attention: Kellie Mullen/
            MacKenzie Elijah                             Information Call:

                                                          (617) 662-1525

                         By Registered or Certified Mail

                       State Street Bank and Trust Company
                                  P.O. Box 778
                              Boston, MA 02102-0078
                            Attention: Kellie Mullen

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders to Stericycle, Inc., a Delaware corporation, upon terms and subject to the conditions set forth in the Prospectus dated _____________, (the "Prospectus") and the related Letter of Transmittal (which together with the Prospectus, each as amended or supplemented from time to time, constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Series A Notes indicated below pursuant to the guaranteed delivery procedure set forth in the section of the Prospectus entitled "The Exchange Offer." All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned.


Principal Amount of Series A Notes Tendered     Name(s) of Registered Holder(s):

--------------------------------------------   ---------------------------------
                                               ---------------------------------
                                                     Please Type or Print

Certificate Number(s) (if available):

--------------------------------------------
                                               Address(es):
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
-------------------------------------------                             Zip Code


If Series A Notes will be delivered by book-entry
transfer, check the following box:  [_]           Area Code and
                                                  Telephone Number: ------------


        Account Number at
          The Depository Trust Company:

--------------------------------------------           -------------------------
                                                       -------------------------
                                                       -------------------------
                                                             Signature(s)*

                                             Dated:------------------------ 1999


* If a holder is tendering any Series A Notes, this Notice of Guaranteed Delivery must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Series A Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title.

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


         The undersigned, a firm which is a member of the registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees that either the certificates representing the Series A Notes tendered hereby in proper form for transfer, or timely confirmation of a book-entry transfer of such Series A Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the section entitled "The Exchange Offer" in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at one of its addresses set forth above within three (3) New York Stock Exchange trading days after the date of execution hereof.

         THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM ACKNOWLEDGES THAT IT MUST COMMUNICATE THE GUARANTEE TO THE EXCHANGE AGENT AND MUST DELIVER THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SERIES A NOTES AND ANY OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.


Name of Firm:---------------------------    ------------------------------------
                                                    Authorized Signature

Address: --------------------------------   Name:-------------------------------
         --------------------------------           Please Type or Print
                                 Zip Code
                                            Title:------------------------------
Area Code and                               Dated: ------------------------ 1999
Telephone Number:------------------



NOTE: DO NOT SEND CERTIFICATES FOR SERIES A NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR SERIES A NOTES ARE TO BE DELIVERED WITH THE LETTER OF TRANSMITTAL.